UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 29, 2024

CACTUS ACQUISITION CORP. 1 LTD.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40981	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4B Cedar Brook Drive
Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

(609) 495-2222
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 29, 2024, Tembo e-LV B.V. (“Tembo”), a private company with limited liability incorporated under the laws of the Netherlands and a subsidiary of VivoPower International PLC (“VivoPower”), a Nasdaq-listed company, issued a press release announcing that it signed a Business Combination Agreement (the “Business Combination Agreement”) with Cactus Acquisition Corp. 1 Limited, a Cayman Islands exempted company (“CCTS”), VivoPower, Tembo Group B.V., a private company with limited liability incorporated under the laws of the Netherlands and a wholly-owned subsidiary of Tembo (“Holdco”) and Tembo EUV Investment Corporation Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Holdco (“Merger Sub”), providing for a business combination between CCTS and Tembo (the “Business Combination”). Pursuant to the Business Combination Agreement, among other things, (i) each shareholder of Tembo will contribute and transfer each share of Tembo held by it to Holdco in exchange for ordinary shares of Holdco (the “Share Exchange”) and (ii) following the Share Exchange, Merger Sub will merge with and into CCTS, with CCTS surviving such merger as a wholly-owned subsidiary of Holdco (the “Merger”) and by virtue of the Merger, each outstanding security of CCTS immediately prior to the effective time of the Merger will automatically convert into the right to receive a substantially equivalent security of Holdco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward‑looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of CCTS, Tembo and Holdco following the proposed Business Combination; changes in the market for Tembo’s products and services and expansion plans and opportunities; Tembo’s ability to successfully execute its expansion plans and business initiatives; ability for Tembo to raise funds to support its business; the sources and uses of cash of the proposed Business Combination; the anticipated capitalization and enterprise value of Holdco following the consummation of the proposed Business Combination; the projected technological developments of Tembo and its competitors; ability of Tembo to control costs associated with operations; the ability to manufacture efficiently at scale; anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of VivoPower’s, Tembo’s and CCTS’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Tembo, CCTS, VivoPower and Holdco. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of the Holdco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite numbers of shareholders and free-trading shares; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of certain projected financial information and other forecasts with respect to Tembo; Tembo’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implementing its growth strategy and satisfactory fulfillment of existing orders; Tembo’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its current and future product offerings; risks relating to Tembo’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, including order volume and fulfillment, loss of key customers or distribution relationships and deterioration in relationships between Tembo and its employees; Tembo’s ability to successfully collaborate with business partners; demand for Tembo’s current and future offerings; risks that orders that have been placed for Tembo’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that Tembo is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to Tembo’s products and services; risks that Holdco experiences difficulties managing its growth and expanding operations; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against Tembo, VivoPower, CCTS, Holdco or others following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of Tembo to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by Tembo’s peers and competitors; and those risk factors discussed in documents of Holdco, VivoPower and CCTS filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of VivoPower, Tembo or CCTS presently know or that VivoPower, Tembo or CCTS currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VivoPower’s, Tembo’s or CCTS’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. VivoPower, Tembo, CCTS and Holdco anticipate that subsequent events and developments will cause VivoPower’s, Tembo’s or CCTS’s assessments to change. However, while VivoPower, Tembo, CCTS and Holdco may elect to update these forward-looking statements at some point in the future, VivoPower, Tembo, CCTS and Holdco specifically disclaim any obligation to do so. Investors are referred to the most recent reports filed with the SEC by VivoPower and CCTS. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Holdco intends to file with the SEC a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of CCTS and a prospectus of Holdco in connection with the proposed Business Combination. The definitive proxy statement and other relevant documents will be mailed to shareholders of CCTS as of a record date to be established for voting on the proposed Business Combination. SHAREHOLDERS OF CCTS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH CCTS’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CCTS, TEMBO, HOLDCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to CCTS at  Cactus Acquisition Corp. 1 Ltd, 4B Cedar Brook Drive, Cranbury, NJ 08512, telephone: (609) 495-2222.

Participants in the Solicitation

CCTS, Tembo, VivoPower, Holdco and their respective directors and officers may be deemed participants in the solicitation of proxies of CCTS shareholders in connection with the proposed transaction. More detailed information regarding the directors and officers of CCTS is contained in CCTS’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 15, 2024, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CCTS’s shareholders in connection with the proposed Business Combination and other matters to be voted upon at the meeting of CCTS’s shareholders will be set forth in the Registration Statement for the transaction when available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

99.1	Press Release, dated August 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACTUS ACQUISITION CORP. 1 LTD.

Date: August 29, 2024	By:	/s/ Gary Challinor
Gary Challinor
Chief Executive Officer